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                                                                  EXHIBIT(b)(ii)

                         AMENDMENT AGREEMENT NUMBER ONE
                         TO LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT AGREEMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT AND FEE LETTER (this "Amendment"), dated as of July 26, 2001, is entered into between and among, on the one hand U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), as a lender and as the arranger and administrative agent ("Agent") for the lenders that become members of the Lender Group pursuant to the terms of the Agreement (as that term is defined below) (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and, on the other hand, 3D SYSTEMS CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature page hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower," and individually and collectively, jointly and severally, as the "Borrowers") and amends that certain Loan and Security Agreement, dated as of May 21, 2001, between and among Agent and Borrowers (the "Agreement"). All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern. This Amendment is entered into in light of the following facts:

                                    RECITALS

        WHEREAS, Section 3.1(a) of the Agreement is a condition precedent to the initial Advance that the Closing Date occur on or before July 31, 2001; and

        WHEREAS, Agent and Borrowers have agreed that the Closing Date be permitted to occur on or before August 31, 2001;

        NOW, THEREFORE, the parties agree as follows:

        1. Section 3.1(a) of the Agreement is deleted in its entirety and is replaced with a new Section 3.1(a) as follows:

                (a)The Closing Date shall occur on or before August 31, 2001.

        2. This Amendment shall be deemed effective as of the date first hereinabove written and shall have no retroactive effect whatsoever. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                       3D SYSTEMS CORPORATION,
                                       a Delaware corporation, as Administrative
                                       Borrower and as a Borrower

                                       By: /s/ E. James Selzer
                                           -------------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       3D SYSTEMS, INC.
                                       a California corporation, as a Borrower

                                       By: /s/ E. James Selzer
                                           -------------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       TIGER DEALS, INC.,
                                       a Delaware corporation, as a Borrower

                                       By: /s/ E. James Selzer
                                           -------------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       3D CAPITAL CORPORATION,
                                       a California corporation, as a Borrower

                                       By: /s/ E. James Selzer
                                           -------------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       DTM CORPORATION,
                                       a Texas corporation, as a Borrower
                                       effective upon consummation of the Merger

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                      U.S. BANK NATIONAL ASSOCIATION,
                                      as Agent and as a Lender

                                      By:  /s/ Francis S. Lim
                                         ---------------------------------------
                                           Francis S. Lim, Vice President



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